UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21032

CREDIT SUISSE SHORT DURATION BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Short Duration Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

■  CREDIT SUISSE
SHORT DURATION BOND FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O.Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 23, 2007

Dear Shareholder:

Performance Summary

1/01/06 – 12/31/06

Fund & Benchmark	Performance
Class A1,2	4.05%
Class C1,2	3.54%
Merrill Lynch 1-3 Year U.S. Treasury Index[3]	3.96%

Performance for the Fund's Class A shares and Class C shares is without the maximum sales charge of 3.00% and 0.75%, respectively.2

Market Review: Investors React to Mixed Economic Signals

For the 12 months ended December 31, 2006, the U.S. bond market was defined by yields that rose dramatically during the first 6 months of the year only to decline in the latter half of the year. An inflation scare, caused by high energy prices at the beginning of the year, kept the Federal Reserve actively raising rates to fight inflation. However, the second half of the year was dominated by a sharp correction in the housing sector that led to weaker economic data and investor concerns of a "hard landing" for the U.S. economy. At one point, investors acted in anticipation of future interest rate cuts driven by the Federal Open Market Committee. Overall, the year concluded with economic data pointing toward a softer, orderly decline in consumer spending countered by a healthy job market — the unemployment rate closed at a five-year low of 4.5%. Volatility remained muted as mixed economic signals caused a continued divergence in investor opinion as to when the Federal Reserve will take action.

Strategic Review and Outlook: Housing and Inflation Concerns Will Drive the Market

For the year ended December 31, 2006, the Fund's Class A shares returned 4.05%, compared to 3.96% for the Merrill Lynch 1-3 Year U.S. Treasury Index. Our expectation for a "soft landing" in the economy led us to believe that fundamentals would remain positive in corporate and mortgage debt. A soft landing is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. That was indeed the outcome this year as default rates remained low and credit spreads narrowed versus treasuries.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Subsequently, the Fund's overweight in corporate bonds and mortgaged-backed securities added to performance as they enhanced the overall yield of the Fund and their yields moved closer to those of government debt. The Fund also benefited from shorter duration than its benchmark — a fact that helped improve performance as interest rates rose for the year. Overall, despite higher interest rates last year, the net asset value of the fund remained stable.

As we head into 2007, we believe the bond market will continue to be driven by the housing market and inflation expectations. Employment has continued to remain healthy and recent housing data has begun to show some signs of stabilization. We anticipate, however, that the housing slowdown will resume and the bottoming will not occur until mid-2007. Hence, rising unemployment rates and a continued slowdown in consumer spending may precipitate a cut in the fed funds rate by the 3rd quarter.

In terms of inflation, we see short-term risk toward higher wage inflation due to the lack of slack in the labor market. However, the correction in housing and ultimate increase in unemployment should help inflation subside. We believe the downturn in the economy will be contained and expect growth to return to normal by the end of 2007 as the housing market stabilizes and the downward pressure on prices passes. Therefore, instead of a series of rate cuts by the Federal Reserve, we anticipate only one or two meant to "fine tune" the economy. Our opinions are driven in part by the continuing strong global demand — we believe this will mitigate the economic slowdown in the United States.

Sincerely,

Kam T. Poon
Portfolio Manager

High yield bonds are lower-quality bonds also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities. Corporate, mortgage-backed and asset-backed securities generally entail greater risks than government securities, including greater credit risks.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Short Duration Bond Fund1 Class A shares2 and
Merrill Lynch 1-3 Year U.S. Treasury Index3,4 from Inception (7/23/02).

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Short Duration Bond Fund1 Class C shares2 and
Merrill Lynch 1-3 Year U.S. Treasury Index3 from Inception (5/01/03).

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 20061

	1 Year	Since Inception
Class A Without Sales Charge	4.05%	2.70%
Class A With Maximum Sales Charge	0.92%	2.00%
Class C Without CDSC	3.54%	1.58%
Class C With CDSC	2.79%	1.58%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 3.00%), was 0.92%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 0.75%), was 2.79%.

3  The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of U.S.-dollar-denominated U.S. Treasury notes and bonds with remaining time to maturity of between one year and three years, and with at least $1 billion in outstanding principal. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning July 23, 2002 (commencement of operations). For that reason, performance is shown for the period beginning August 1, 2002.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Fund Return	Class A	Class C
Beginning Account Value 7/1/06	$1,000.00	$1,000.00
Ending Account Value 12/31/06	$1,027.80	$1,025.20
Expenses Paid per $1,000*	$4.34	$6.89
Hypothetical 5% Fund Return
Beginning Account Value 7/1/06	$1,000.00	$1,000.00
Ending Account Value 12/31/06	$1,020.92	$1,018.40
Expenses Paid per $1,000*	$4.33	$6.87
	Class A	Class C
Annualized Expense Ratios*	0.85%	1.35%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expense Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Funds's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Short Duration Bond Fund

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Credit Quality Breakdown*
Ratings S&P
AAA	66.0%
AA	2.7%
A	8.6%
BBB	14.9%
BB	2.2%
B	3.8%
CCC	0.3%
Subtotal	98.5%
Short-Term Investments	1.5%
Total	100.0%

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Short Duration Bond Fund

Schedule of Investments

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (38.7%)
Automobile Manufacturers (1.2%)
$375	DaimlerChrysler North America Holding Corp., Global Company Guaranteed Notes	(BBB, Baa1)	03/15/11	5.875	$376,758
Banks (0.8%)
250	HSBC Bank USA, Series BKNT, Global Senior Notes#	(AA, Aa2)	09/21/07	5.435	250,273
Diversified Financials (11.9%)
100	BCP Crystal Holdings Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.81)	(B, B3)	06/15/14	9.625	111,000
345	Countrywide Home Loans, Inc., Series MTN, Global Notes	(A, A3)	09/15/09	4.125	335,270
250	Ford Motor Credit Co., Notes	(B, B1)	06/16/08	6.625	249,915
525	General Electric Capital Corp., Series MTNA, Global Notes#‡‡	(AAA, Aaa)	07/28/08	5.476	526,182
400	General Electric Capital Corp., Series MTNA, Global Notes#‡‡	(AAA, Aaa)	12/15/09	5.480	401,417
325	Goldman Sachs Group, Inc., Global Notes	(AA-, Aa3)	06/15/10	4.500	318,340
100	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/07 @ $105.12)	(B-, B2)	02/15/12	10.250	105,875
275	JPMorgan Chase & Co., Global Notes	(A+, Aa3)	03/15/09	3.500	265,300
500	Morgan Stanley, Global Bonds	(A+, Aa3)	04/01/07	5.800	500,362
535	Residential Capital Corp., Company Guaranteed Notes‡‡	(BBB, Baa3)	02/22/11	6.000	534,470
250	Residential Capital Corp., Global Senior Notes#	(BBB, Baa3)	04/17/09	6.474	252,675
					3,600,806
Electric (2.9%)
375	FPL Group Capital, Inc., Notes	(A-, A2)	02/16/07	4.086	374,399
500	Public Service Company of New Mexico, Senior Notes	(BBB, Baa2)	09/15/08	4.400	491,037
					865,436
Environmental Control (0.7%)
200	Waste Management, Inc., Senior Notes	(BBB, Baa3)	11/15/08	6.500	203,847
Food (0.3%)
100	Smithfield Foods, Inc., Series B, Global Senior Notes	(BB, Ba3)	10/15/09	8.000	105,000
Insurance (3.1%)
300	American International Group, Inc., Global Notes	(AA, Aa2)	05/15/08	2.875	290,352
635	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes#	(AAA, Aaa)	01/11/08	5.420	636,038
					926,390

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Schedule of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Lodging (1.0%)
$100	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/07 @ $104.75)	(B+, B1)	10/15/10	9.500	$105,500
200	MGM Mirage, Inc., Company Guaranteed Notes	(B+, B1)	06/01/07	9.750	203,500
					309,000
Machinery-Diversified (0.3%)
100	Case New Holland, Inc., Global Company Guaranteed Notes	(BB, Ba3)	06/01/09	6.000	100,000
Media (7.4%)
500	Clear Channel Communications, Inc., Senior Notes	(BB+, Baa3)	02/01/07	3.125	499,087
500	Comcast Cable Communications, Inc., Notes	(BBB+, Baa2)	11/15/08	6.200	508,136
500	Cox Communications, Inc., Notes	(BBB-, Baa3)	10/01/08	3.875	486,658
100	CSC Holdings, Inc., Senior Notes	(B+, B2)	07/15/08	7.250	101,375
125	Gray Television, Inc., Global Company Guaranteed Notes (Callable 2/12/07 @ $104.62)	(B-, B1)	12/15/11	9.250	131,094
100	Sinclair Broadcast Group, Inc., Series A, Global Company Guaranteed Notes (Callable 03/15/07 @ $104.00)	(B, B1)	03/15/12	8.000	103,750
400	Time Warner, Inc., Global Company Guaranteed Notes	(BBB+, Baa2)	05/01/07	6.150	400,820
					2,230,920
Oil & Gas (3.4%)
500	Pemex Project Funding Master Trust, Company Guaranteed Notes	(BBB, Baa1)	06/01/07	9.000	506,750
500	Pemex Project Funding Master Trust, Rule 144A, Company Guaranteed Notes‡#	(BBB, Baa1)	06/15/10	6.660	514,500
					1,021,250
Savings & Loans (1.0%)
300	Washington Mutual, Inc., Global Notes	(A-, A3)	01/15/10	4.200	290,695
Telecommunications (4.7%)
100	Amkor Technology, Inc.	(CCC, Caa3)	03/15/07	5.000	100,125
400	Sprint Capital Corp., Global Company Guaranteed Notes	(BBB+, Baa3)	05/01/09	6.375	408,227
485	Verizon Global Funding Corp., Global Notes	(A, A3)	06/15/07	6.125	486,278
430	Verizon Global Funding Corp., Global Senior Unsecured Notes	(A, A3)	01/15/08	4.000	424,352
					1,418,982
TOTAL CORPORATE BONDS (Cost $11,704,974)					11,699,357

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Schedule of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (25.9%)
$429	Accredited Mortgage Loan Trust, Series 2003-1, Class A1#	(AAA, Aaa)	06/25/33	3.580	$417,566
36	Ameriquest Finance NIM Trust, Series 2002-N4A#	(NR, NR)	09/25/32	10.330	7,257
1,000	Argent Securities, Inc., Series 2004-W8, Class A2#	(AAA, Aaa)	05/25/34	5.830	1,003,750
230	Asset Backed Funding Certificates, Series 2003-AHL1, Class A1	(AAA, Aaa)	03/25/33	3.684	225,297
379	Caterpillar Financial Asset Trust, Series 2004-A, Class A3#	(AAA, Aaa)	01/26/09	3.130	376,615
765	Chase Funding Mortgage Loan, Series 2003-6, Class 1A4#	(AAA, Aaa)	08/25/30	4.499	743,365
370	Equity One ABS, Inc., Series 2003-3, Class AF4	(AAA, Aaa)	12/25/33	4.995	365,762
765	Equity One ABS, Inc., Series 2004-2, Class AF4	(AAA, Aaa)	07/25/34	4.624	756,274
52	GE Capital Mortgage Services, Inc., Series 1998-HE1, Class A7#	(AAA, Aaa)	06/25/28	6.465	52,562
22	GE Capital Mortgage Services, Inc., Series 1999-HE2, Class A5	(AAA, Aaa)	03/25/29	7.510	21,854
1,155	Harley-Davidson Motorcycle Trust, Series 2004-2, Class A2#‡‡	(AAA, Aaa)	02/15/12	3.560	1,127,930
75	IMC Home Equity Loan Trust, Series 1997-5, Class A10#	(AAA, Aaa)	11/20/28	6.880	74,626
102	Indymac Home Equity Loan Asset Backed Trust, Series 2000-C, Class AF6	(AAA, Aaa)	02/25/30	7.340	101,542
72	Mellon Residential Funding Corp., Series 1998-TBC1, Class A3#	(AAA, Aaa)	10/25/28	6.793	71,621
103	New Century Home Equity Loan Trust, Series 2003-5, Class AI3#	(AAA, Aaa)	11/25/33	3.560	102,986
785	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF2	(AAA, Aaa)	07/25/35	4.332	776,659
18	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4#	(AAA, Aaa)	10/25/31	6.790	18,301
720	Residential Asset Mortgage Products, Inc., Series 2003-RS3, Class AI4	(AAA, Aaa)	04/25/33	5.670	715,500
848	Whole Auto Loan Trust, Series 2003-1, Class A4#‡‡	(AAA, Aaa)	03/15/10	2.580	847,529
TOTAL ASSET BACKED SECURITIES (Cost $7,943,036)					7,806,996
MORTGAGE BACKED SECURITIES (37.9%)
499	Bank of America Funding Corp., Series 2006-E, Class 2A1#	(AAA, Aaa)	06/20/36	5.868	501,883
444	Bank of America Mortgage Securities, Series 2006-A, Class 2A1#	(AAA, Aaa)	02/25/36	5.432	442,408
608	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A1	(AAA, Aaa)	11/11/35	3.970	593,451
97	Countrywide Home Loans, Series 2006-HYB5, Class 2A1#	(AAA, Aaa)	09/20/36	5.912	97,381

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Schedule of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
MORTGAGE BACKED SECURITIES
$822	Fannie Mae Pool #313409‡‡	(AAA, Aaa)	03/01/12	6.500	$841,706
354	Fannie Mae Pool #545162‡‡	(AAA, Aaa)	12/01/13	6.500	362,017
210	Fannie Mae Pool #651933#‡‡	(AAA, Aaa)	07/01/32	5.071	215,432
1,103	Fannie Mae Pool #675346#‡‡	(AAA, Aaa)	12/01/32	4.508	1,109,986
725	Fannie Mae Pool #703707#^^^	(AAA, Aaa)	02/01/33	4.368	727,846
789	Fannie Mae Pool #735196#^^^	(AAA, Aaa)	11/01/34	3.999	788,472
125	Federal Home Loan Mortgage Corp., Series 2474, Class NE‡‡	(AAA, Aaa)	07/15/17	5.000	123,923
455	FNMA TBA	(AAA, Aaa)	12/01/36	6.000	458,057
1,000	FNMA TBA	(AAA, Aaa)	12/01/36	6.500	1,018,672
290	Freddie Mac Pool #789806#‡‡	(AAA, Aaa)	09/01/32	5.058	292,919
400	Freddie Mac, Global Notes‡‡	(AAA, Aaa)	04/18/11	5.125	403,155
250	Freddie Mac, Series MTN, Notes (Callable 01/28/07 @ $100.00)‡‡	(AAA, Aaa)	01/28/08	5.000	249,283
407	GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1#‡‡	(AAA, Aaa)	06/10/38	5.560	409,347
605	GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class B, Subordinated Bonds‡‡	(AAA, Aaa)	04/15/29	6.703	608,542
537	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A#‡‡	(AAA, Aaa)	03/19/37	5.590	537,913
381	JPMorgan Alternative Loan Trust, Series A2 Class1A1#	(AAA, Aaa)	01/25/36	5.610	386,960
511	JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1#‡‡	(AAA, Aaa)	06/25/36	5.847	515,304
228	Master Adjustable Rate Mortgages Trust, Series 2003-1, Class 2A1#	(AAA, Aaa)	12/25/32	4.650	225,495
545	Washington Mutual, Series 2005-AR7, Class A1#‡‡	(AAA, Aaa)	08/25/35	4.925	538,269
	TOTAL MORTGAGE BACKED SECURITIES (Cost $11,504,523)				11,448,421
FOREIGN BOND (0.3%)
Telecommunications (0.3%)
100	Intelsat, Ltd., Global Senior Notes (Bermuda) (Cost $96,266)	(B, Caa1)	11/01/08	5.250	97,750
SHORT-TERM INVESTMENTS (1.6%)
250	Paradigm Funding LLC (Commercial Paper)		01/03/07	5.356	249,926
186	State Street Bank and Trust Co. Euro Time Deposit		01/02/07	4.100	186,000
50	United States Treasury Bills		01/25/07	4.750	49,836
	TOTAL SHORT-TERM INVESTMENTS (Cost $485,762)				485,762
	TOTAL INVESTMENTS AT VALUE (104.4%) (Cost $31,734,561)				31,538,286
	LIABILITIES IN EXCESS OF OTHER ASSETS (-4.4%)				(1,330,541)
	NET ASSETS (100.0%)				$30,207,745

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Schedule of Investments (continued)

December 31, 2006

INVESTMENT ABBREVIATIONS

BKNT = Bank Note

MTN = Medium Term Note

MTNA = Medium Term Note, Series A

NR = Not Rated

TBA = To Be Announced

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $514,500 or 1.7% of net assets.

‡‡  Collateral segregated for futures contracts.

#  Variable rate obligations — The interest rate shown is the rate as of December 31, 2006.

^^^  Collateral segregated for TBA securities.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value (Cost $31,734,561) (Note 2)	$31,538,286
Cash	295
Interest receivable	306,686
Receivable for fund shares sold	43,324
Receivable from investment adviser (Note 2)	4,573
Prepaid expenses	9,813
Total Assets	31,902,977
Liabilities
Administrative services fee payable (Note 3)	6,038
Distribution fee payable (Note 3)	7,552
Payable for investments purchased	1,481,582
Payable for fund shares redeemed	112,470
Dividend payable	46,803
Variation margin payable (Note 2)	2,859
Other accrued expenses payable	37,928
Total Liabilities	1,695,232
Net Assets
Capital stock, $0.001 par value (Note 6)	3,117
Paid-in capital (Note 6)	34,186,494
Accumulated net investment loss	(23,207)
Accumulated net realized loss from investments, futures contracts and options written	(3,743,347)
Net unrealized depreciation from investments and futures contracts	(215,312)
Net Assets	$30,207,745
A Shares
Net assets	$27,825,063
Shares outstanding	2,871,404
Net asset value and redemption price per share	$9.69
Maximum offering price per share (net asset value/(1-3.00%))	$9.99
C Shares
Net assets	$2,382,682
Shares outstanding	245,754
Net asset value and offering price per share	$9.70

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Statement of Operations

For the Year Ended December 31, 2006

Interest Income (Note 2)	$1,962,824
Expenses
Investment advisory fees (Note 3)	171,464
Administrative services fees (Note 3)	84,691
Distribution fees (Note 3)
Class A	100,410
Class C	20,265
Registration fees	42,818
Trustees' fees	23,127
Audit and tax fees	20,038
Printing fees (Note 3)	19,036
Legal fees	17,615
Custodian fees	12,104
Transfer agent fees	7,749
Insurance expense	5,219
Commitment fees (Note 4)	1,159
Miscellaneous expense	9,944
Total expenses	535,639
Less: fees waived (Note 3)	(157,767)
Net expenses	377,872
Net investment income	1,584,952
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized loss from investments	(291,066)
Net realized loss from futures contracts	(103,528)
Net change in unrealized appreciation (depreciation) from investments	426,369
Net change in unrealized appreciation (depreciation) from futures contracts	(11,927)
Net realized and unrealized gain from investments and futures contracts	19,848
Net increase in net assets resulting from operations	$1,604,800

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$1,584,952	$2,342,523
Net realized loss from investments, futures contracts and options written	(394,594)	(1,284,714)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and options written	414,442	(190,502)
Net increase in net assets resulting from operations	1,604,800	867,307
From Dividends
Dividends from net investment income
Class A shares	(1,545,531)	(2,366,006)
Class C shares	(90,911)	(137,904)
Net decrease in net assets resulting from dividends	(1,636,442)	(2,503,910)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	5,255,912	14,184,295
Reinvestment of dividends	787,334	1,061,804
Net asset value of shares redeemed	(33,173,546)	(50,851,345)
Net decrease in net assets from capital share transactions	(27,130,300)	(35,605,246)
Net decrease in net assets	(27,161,942)	(37,241,849)
Net Assets
Beginning of year	57,369,687	94,611,536
End of year	$30,207,745	$57,369,687
Accumulated net investment loss	$(23,207)	$(31,217)

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended December 31,		For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	2006	2005	2004[1]	2004	2003	2002[2]
Per share data
Net asset value, beginning of period	$9.68	$9.89	$9.97	$10.02	$10.03	$10.00
INVESTMENT OPERATIONS
Net investment income	0.36[3]	0.31[3]	0.09[3]	0.23[3]	0.34	0.03
Net gain (loss) on investments, futures contracts and options written (both realized and unrealized)	0.02	(0.19)	(0.07)	0.02	(0.01)	0.03
Total from investment operations	0.38	0.12	0.02	0.25	0.33	0.06
LESS DIVIDENDS
Dividends from net investment income	(0.37)	(0.33)	(0.10)	(0.30)	(0.34)	(0.03)
Net asset value, end of period	$9.69	$9.68	$9.89	$9.97	$10.02	$10.03
Total return[4]	4.05%	1.24%	0.21%	2.57%	3.33%	0.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$27,825	$54,082	$88,273	$102,529	$241,869	$116,198
Ratio of expenses to average net assets	0.85%	0.85%	0.85%[5]	0.85%	0.81%	0.75%[5]
Ratio of net investment income to average net assets	3.73%	3.16%	2.60%[5]	2.33%	2.62%	2.85%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.37%	0.19%	0.26%[5]	0.14%	0.21%	0.64%[5]
Portfolio turnover rate	72%	101%	12%	82%	62%	0%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  For the period July 23, 2002 (inception date) through August 31, 2002.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Financial Highlights

(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended December 31,		For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	2006	2005	2004[1]	2004	2003[2]
Per share data
Net asset value, beginning of period	$9.69	$9.89	$9.98	$10.02	$10.16
INVESTMENT OPERATIONS
Net investment income	0.31[3]	0.26[3]	0.07[3]	0.18[3]	0.08
Net gain (loss) on investments, futures contracts and options written (both realized and unrealized)	0.03	(0.18)	(0.08)	0.03	(0.14)
Total from investment operations	0.34	0.08	(0.01)	0.21	(0.06)
LESS DIVIDENDS
Dividends from net investment income	(0.33)	(0.28)	(0.08)	(0.25)	(0.08)
Net asset value, end of period	$9.70	$9.69	$9.89	$9.98	$10.02
Total return[4]	3.54%	0.85%	(0.06)%	2.16%	(0.62)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,383	$3,288	$6,338	$7,204	$1,912
Ratio of expenses to average net assets	1.35%	1.35%	1.35%[5]	1.35%	1.35%[5]
Ratio of net investment income to average net assets	3.23%	2.67%	2.10%[5]	1.83%	(1.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.37%	0.19%	0.26%[5]	0.14%	0.16%[5]
Portfolio turnover rate	72%	101%	12%	82%	62%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  For the period May 1, 2003 (inception date) through August 31, 2003.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Short Duration Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund's investment objective is to maximize total return to the extent consistent with prudent investment and the preservation of capital. The Fund was organized under the laws of the State of Delaware as a business trust on January 31, 2002.

The Fund is authorized to offer two classes of shares: Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Class A shares are sold subject to a front end sales charge of up to 3.00%. Class C shares are sold subject to a contingent deferred sales charge of 0.75% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the price of

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to have the Fund continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit-Suisse Asset Management, LLC ("Credit Suisse") , an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Fund had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2 Year Notes Futures	63	03/30/07	$12,896,578	$12,853,969	$(42,609)
US Treasury 5 Year Notes Futures	(33)	03/30/07	(3,490,634)	(3,467,062)	23,572
			$9,405,944	$9,386,907	$(19,037)

H) OPTIONS — The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price. At December 31, 2006 the Fund has no outstanding options contracts.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.40% of the Fund's average daily net assets. For the year ended December 31, 2006 investment advisory fees earned and voluntarily waived were $171,464 and $157,767, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets through November 30, 2006.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $42,606.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios coadministered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, the co-administrative services fees earned by SSB (including out-of-pocket expenses) were $42,085.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares, although under the Class C 12b-1 plan, the Fund is authorized to pay up to 1.00% of the average daily net assets.

For the year ended December 31, 2006, CSAMSI and its affiliates advised the Fund that they retained $169 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $3,622 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, and during the year ended December 31, 2006, the Fund had no borrowings under the Credit Facility.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investments		U.S. Government and Agency Obligations
Purchases	Sales	Purchases	Sales
$11,416,217	$14,252,806	$19,722,000	$26,657,716

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as Class A shares and Class C shares. Transactions in capital shares for each class were as follows:

	Class A
	For the Year Ended December 31, 2006		For the Year Ended December 31, 2005
	Shares	Value	Shares	Value
Shares sold	519,645	$5,018,217	1,383,503	$13,596,273
Shares issued in reinvestment of dividends	80,138	774,708	107,515	1,050,291
Shares redeemed	(3,314,367)	(32,017,189)	(4,834,279)	(47,304,949)
Net decrease	(2,714,584)	$(26,224,264)	(3,343,261)	$(32,658,385)
	Class C
	For the Year Ended December 31, 2006		For the Year Ended December 31, 2005
	Shares	Value	Shares	Value
Shares sold	24,604	$237,695	60,163	$588,022
Shares issued in reinvestment of dividends	1,305	12,626	1,178	11,513
Shares redeemed	(119,551)	(1,156,357)	(362,732)	(3,546,396)
Net decrease	(93,642)	$(906,036)	(301,391)	$(2,946,861)

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate percentage of outstanding shares
Class A	3	38%
Class C	1	76%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2006 and 2005, respectively, for the Fund were as follows:

Ordinary Income
2006	2005
$1,636,442	$2,503,910

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Asset and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of deferral of post-October capital losses, dividends payable, mark to market on futures contracts and organization expenses.

At December 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$36,618
Accumulated net realized loss	(3,710,736)
Unrealized depreciation	(196,275)
Deferral of post-October capital losses	(51,648)
Other temporary differences	(59,825)
$(3,981,866)

At December 31, 2006, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2012	2013	2014
$123,290	$874,951	$623,035	$1,568,991	$520,469

It is uncertain whether the Fund will be able to realize the full benefit of these losses prior to expiration.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Fund elected to defer net losses arising between November 1, 2006 and December 31, 2006 as follows:

Capital
$51,648

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $31,734,561, $88,975, $(285,250) and $(196,275), respectively.

At December 31, 2006, the Fund reclassified $59,500 from accumulated net realized loss from investments to net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments on paydowns gains/losses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Credit Suisse Short Duration Bond Fund

Notes to Financial Statements (continued)

December 31, 2006

Note 9. Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Short Duration Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Short Duration Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Short Duration Bond Fund (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

Credit Suisse Short Duration Bond Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 14-15, 2006, considered the following factors with respect to the Short Duration Bond Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.40% for the Fund ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate of 0.08% paid by the Fund after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Credit Suisse Short Duration Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Short Duration Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  As the Fund's Contractual Advisory Fee was below the median of its Expense Group and its Net Advisory Fee was among the lowest in its Expense Group, the Board considered the fees to be reasonable.

•  The Fund's performance was below the median of the Performance Group and Performance Universe for most of the periods reviewed. The Board noted the turnover in the Fund's portfolio management team over the past few years. The Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the Fund's relatively small size and the amount of the Net Advisory Fee, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Short Duration Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since Fund Inception	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Short Duration Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since Fund Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Fund Inceptionand Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

2   Mr. Kenneally is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Short Duration Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since Fund Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Short Duration Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  SDA-AR-1206

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$16,472	$14,388
Audit-Related Fees(1)	$3,150	$3,245
Tax Fees(2)	$2,443	$2,515
All Other Fees	—	—
Total	$22,065	$20,148

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 for 2005 and $3,245 for 2006).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$394,000	N/A
Total	$394,000	N/A

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(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2005 and December 31, 2006 were $5,593 and $5,760, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE SHORT DURATION BOND FUND

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 9, 2007

6